Exhibit 23(a)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 No. 33-62136 and No. 33-87546.




                                ARTHUR ANDERSEN LLP


  Dallas, Texas
  March 30, 1999